UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2355 Waukegan Road

Bannockburn, Illinois 60015

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SRCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2020 Annual Meeting of Stockholders on May 22, 2020.

At the meeting, stockholders voted on the following matters:

(1)	the election to our Board of Directors of the 12 nominees for director named in the proxy statement;

(2)	an advisory vote to approve executive compensation (the “say-on-pay” vote);

(3)	an amendment to our employee stock purchase plan increasing the number of shares available for issuance;

(4)	ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020;

(5)	a stockholder proposal entitled “Special Shareholder Meeting Improvement;” and

(6)	a stockholder proposal with respect to amendment of our compensation clawback policy.

The results of this voting were as follows:

Election of Directors

	For	Against	Abstain	Broker Non-Vote
Robert S. Murley	81,911,340	440,226	36,476	3,370,785
Cindy J. Miller	81,804,974	550,923	32,145	3,370,785
Brian P. Anderson	62,558,009	19,793,465	36,568	3,370,785
Lynn D. Bleil	81,300,725	1,049,955	37,362	3,370,785
Thomas F. Chen	81,896,096	453,210	38,736	3,370,785
J. Joel Hackney, Jr.	81,983,706	366,832	37,504	3,370,785
Veronica M. Hagen	71,011,317	11,340,069	36,656	3,370,785
Stephen C. Hooley	71,123,157	11,226,599	38,286	3,370,785
James J. Martel	82,003,692	343,489	40,861	3,370,785
Kay G. Priestly	71,049,780	11,265,967	72,295	3,370,785
James L. Welch	82,005,142	341,668	41,232	3,370,785
Mike S. Zafirovski	80,638,908	1,711,279	37,855	3,370,785

Approval of Executive Compensation (the say-on-pay vote)

For	Against	Abstain	Broker Non-Vote
77,145,256	5,140,626	102,160	3,370,785

Approval of an Amendment to the Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Vote
82,211,130	145,869	31,043	3,370,785

Ratification of Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Vote
82,901,598	2,803,263	53,966	0

Stockholder Proposal Entitled “Special Shareholder Meeting Improvement”

For	Against	Abstain	Broker Non-Vote
36,866,453	45,282,992	238,597	3,370,785

Stockholder Proposal With Respect to Amendment of Clawback Policy

For	Against	Abstain	Broker Non-Vote
43,735,116	36,563,220	2,089,706	3,370,785

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2020	Stericycle, Inc.

By:	/s/ Janet H. Zelenka
Janet H. Zelenka
Executive Vice President and Chief Financial Officer